Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report November 3, 2003
(Date of earliest event reported)

AGILYSYS, INC. (Exact name of registrant as specified in its charter)

Ohio	(000-5734)	34-0907152

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6065 Parkland Boulevard, Mayfield Heights, Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 720-8500

Item 12. Results of Operations and Financial Condition

On October 30, 2003, Agilysys, Inc. issued a press release (the “Press Release”) announcing its earnings for its Fiscal 2004 second quarter ended September 30, 2003 (the “Results”) and forward-looking statements relating to Fiscal 2004. In conjunction with the issuance of the Press Release, Agilysys, Inc. conducted a conference call on October 30, 2003 to discuss the Results with investors and financial analysts. A copy of the transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILYSYS, INC.

	By:	/s/ Steven M. Billick Steven M. Billick Executive Vice President, Treasurer and Chief Financial Officer

Date: November 3, 2003

Exhibit Index

Exhibit No.	Description

99.1	Transcript of conference call held on October 30, 2003, announcing the Company’s Fiscal 2004 second quarter results.

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